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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):    February 1, 1996



                      INTERNATIONAL MULTIFOODS CORPORATION
             (Exact name of registrant as specified in its charter)




         Delaware                      1-6699                 41-0871880
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)




33 South 6th Street, Minneapolis, Minnesota                     55402
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    (612) 340-3300



                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS


     On February 1, 1996, International Multifoods Corporation (the "Company") entered into a Distribution Agreement dated February 1, 1996 between the Company and Lehman Brothers, Lehman Brothers Inc., BA Securities, Inc., BT Securities Corporation, First Chicago Capital Markets, Inc. and J.P. Morgan Securities Inc. pursuant to which the Company may offer from time to time its Medium-Term Notes, Series B (the "Notes") at an aggregate initial offering price not to exceed $150,000,000.

     The Notes are the subject of a Registration Statement on Form S-3 (File No. 33-65221) filed by the Company with the Securities and Exchange Commission (the "Registration Statement").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits to the Registration Statement are filed herewith:

          1.1  Distribution Agreement dated February 1, 1996 between the
               Company and Lehman Brothers, Lehman Brothers Inc., BA Securities, Inc., BT Securities Corporation, First Chicago Capital Markets, Inc. and J.P. Morgan Securities Inc., including the form of Purchase Agreement, relating to the Notes.

          4.1  Officers' Certificate and Authentication Order dated
               February 1, 1996 relating to the Notes, including the forms of Notes.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL MULTIFOODS CORPORATION



Date:    February 1, 1996          By /s/  Duncan H. Cocroft
                                      --------------------------------
                                      Duncan H. Cocroft
                                      Vice President - Finance,
                                      Chief Financial Officer and Treasurer


                                        3

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                                  EXHIBIT INDEX



1.1 Distribution Agreement dated February 1, 1996 between the Company and Lehman Brothers, Lehman Brothers Inc., BA Securities, Inc., BT Securities Corporation, First Chicago Capital Markets, Inc. and J.P. Morgan Securities Inc., including the form of Purchase Agreement, relating to the Notes.

4.1 Officers' Certificate and Authentication Order dated February 1, 1996 relating to the Notes, including the forms of Notes.